SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


 Date of Report (Date earliest event reported) December 14,1994


Commission   Registrant, State of Incorporation,     I.R.S. Employer
File Number  Address and Telephone Number            Identification No.

1-11299      ENTERGY CORPORATION                     13-5550175
             (a Delaware corporation)
             639 Loyola Avenue
             New Orleans, Louisiana  70112
             Telephone (504) 529-5262

1-2703       GULF STATES UTILITIES COMPANY           74-0662730
             (a Texas corporation)
             350 Pine Street
             Beaumont, Texas  77701
             Telephone (409) 838-6631



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Form 8-K                                                   Page 1
December 16, 1994


Item 5.   Other Materially Important Events

          Entergy Corporation, Gulf States Utilities Company

          On December 14, 1994, the Louisiana Public Service Commission ("LPSC") ordered Cajun Electric Power Cooperative, Inc. ("Cajun") to decrease the rates charged to its member distribution cooperatives by approximately $30 million per year. The rate decrease is associated with the LPSC's prior finding of imprudence in Cajun's participation in the River Bend Steam Electric Generating Station (nuclear) ("River Bend"). Gulf States Utilities Company ("GSU") has significant business relationships with Cajun, including co-ownership in the River Bend and Big Cajun 2 Unit 3. GSU and Cajun own 70% and 30% undivided interests, respectively, in River Bend and 42% and 58% undivided interests, respectively, in Big Cajun 2 Unit 3.

          As previously reported in the Form 10-Q for the Quarterly Period Ended September 30, 1994, GSU and Cajun are involved in significant litigation with respect to their joint ownership of River Bend, and Cajun has not been paying its full share of River Bend costs. GSU also previously has reported that Cajun has serious financial problems, which could have potential adverse effects upon the ultimate collectibility of amounts now or in the future owed by Cajun to GSU. The rate decrease ordered by the LPSC will, in GSU's estimation, make Cajun's financial condition more precarious and could cause Cajun to seek relief from its creditors in bankruptcy. The adverse effects upon GSU of a bankruptcy proceeding by Cajun cannot be predicted at this time.

          Gulf States Utilities Company - LPSC Rate Review

          As previously disclosed in the Form 10-Q for the Quarterly Period Ended September 30, 1994, consultants to the LPSC filed testimony on November 7, 1994, which recommended a rate reduction of approximately $10.8 million for GSU's Louisiana retail jurisdiction. On December 14, 1994, the LPSC ordered a $12.7 million annual rate reduction for GSU effective in January 1995. The rate order included, among other things, a reduction in GSU's Louisiana jurisdictional authorized return on equity from 12.75% to 10.95%. GSU intends to appeal the action of the LPSC and to seek appropriate injunctive relief. No assurance can be given as to the timing or outcome of these proceedings.



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Form 8-K                                                   Page 2
December 16, 1994



                            SIGNATURE


          Pursuant to the requirements of the Securities Exchange
Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 Entergy Corporation

                                 By:   /s/ Lee W. Randall
                                          Lee W. Randall
                                        Vice President and
                                     Chief Accounting Officer



                                 Gulf States Utilities Company



                                 By:    /s/ Lee W. Randall
                                          Lee W. Randall
                                      Vice President, Chief
                                        Accounting Officer
                                     and Assistant Secretary





Dated: December 16, 1994